                                                                  Exhibit 10.81

                       SECOND AMENDMENT TO LEASE SCHEDULE


          MASTER PROPERTY LEASE AGREEMENT NO. 943 DATED MARCH 29, 1994
                      SCHEDULE NO. 2 DATED MARCH 29, 1994



     The Initial Term of the Lease for the Units covered by the Schedule No. 2 to the Master Property Lease Agreement No. 943, as first amended on March 29, 1996, is hereby further amended such that the expiration date of the Lease Schedule shall now be NOVEMBER 30, 1999.

     The rent per month during the amended term, beginning December 1, 1997 and continuing through November 30, 1999, shall be $25,111.94, plus applicable taxes.

     The rental payments during the amended lease term shall be made monthly in advance on the first day of each month, beginning on December 1, 1997.

     Section 6 of the Lease Schedule shall be replaced with the following new
Section 6:

     Provided that the Lease has not been terminated and that no Event of Default or event which, with notice or lapse of time or both, would become an Event of Default shall have occurred and be continuing, and provided that all rents and other payments due under the Lease shall have been paid, title to the Units covered by the schedule for Trade Fixtures/Tenant Improvements under the Lease shall pass to Lessee at the end of the amended lease term.

     Except as specifically amended hereby, Schedule No. 2 shall be and remain in full force and effect.

     This Amendment has been entered into, and is made a part of the above referenced Schedule, as of October 29, 1997.

ARRIS PHARMACEUTICAL                    HAMBRECHT & QUIST
CORPORATION                             GUARANTY FINANCE, LLC

By: /s/ Frederick Ruegsegger            By: /s/ Donald M. Campbell
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Name: Frederick Ruegsegger              Name: Donald M. Campbell
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Title: VP & CFO                         Title: Chief Executive Officer
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 Second Amendment to Schedule No. 2 to Master Property Lease Agreement No. 943